UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 6, 2020

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 6, 2020, School Specialty, Inc. (the “Company”) entered into (1) the Third Lien Security Agreement, by and among the Company, certain of its subsidiaries, and U.S. Bank National Association (the “Third Lien Security Agreement”); and (2) the Third Lien Intercreditor Agreement, by and among the Company, TCW Asset Management Company LLC, Bank of America, N.A., and U.S. Bank National Association (the “Third Lien Intercreditor Agreement”).  Pursuant to the Third Lien Security Agreement, the Company and certain of its subsidiaries granted liens on substantially all of their assets to U.S. Bank National Association as the agent for and for the benefit of the holders of the Company’s deferred payment obligations. The Third Lien Security Agreement is subject to the provisions of the Third Lien Intercreditor Agreement, which confirms the relative priority of the respective security interests in the assets of the Company and certain of its subsidiaries, and provides for the application, in accordance with such priorities, of proceeds of such assets and properties.

The foregoing descriptions of the Third Lien Security Agreement and the Third Lien Intercreditor Agreement are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibit 10.1 and 10.2, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The conditions to enter into the Third Lien Security Agreement and Third Lien Intercreditor Agreement have been satisfied, including, among other things, the condition to receive a proposal of a Specified Transaction (as defined in Fifth Amendment, dated as of November 22, 2019, to the Loan Agreement, dated as of April 7, 2017, by and among School Specialty, Inc., as borrower, certain of its subsidiaries, as guarantors, the financial parties thereto, as lenders, and TCW Asset Management Company, LLC, as agent).  There can be no assurances that the Company will enter into a definitive agreement with respect to any Specified Transaction.  The Company does not intend to comment further unless and until it enters into a definitive agreement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

	Exhibit No.	Description

	10.1	Third Lien Security Agreement, dated January 6, 2020, by and among School Specialty, Inc., certain of its subsidiaries, and U.S. Bank National Association.

	10.2	Third Lien Intercreditor Agreement, dated January 6, 2020, by and among School Specialty, Inc., TCW Asset Management Company LLC, Bank of America, N.A., and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: January 10, 2020	By: /s/ Kevin L. Baehler
Kevin L. Baehler Executive Vice President and Chief Financial Officer